EXHIBIT 4.4


                                 [__________],
                                  as Servicer




                                 [__________],
                                   as Issuer


                                 [__________],
                             as Indenture Trustee


                                      and


                      Morgan Stanley ABS Capital I Inc.,
                                 as Depositor


                            ----------------------

                              SERVICING AGREEMENT
                          Dated as of [____], 20[__]

                            ----------------------



                              [Home Equity] Loans

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
                                      TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----

                                          ARTICLE I.
                                         Definitions

        Section 1.01. Definitions............................................................1
        Section 1.02. Other Definitional Provisions..........................................1
        Section 1.03. Interest Calculations..................................................2

                                         ARTICLE II.
                                Representations and Warranties

        Section 2.01. Representations and Warranties Regarding the Servicer..................3
        Section 2.02. Representations and Warranties of the Issuer...........................4
        Section 2.03. Enforcement of Representations and Warranties..........................4

                                         ARTICLE III.
                      Administration and Servicing of Home Equity Loans

        Section 3.01. The Servicer...........................................................6
        Section 3.02. Collection of Certain Home Equity Loan Payments.......................10
        Section 3.03. Withdrawals from the Collection Account...............................12
        Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses.........13
        Section 3.05. Modification Agreements...............................................14
        Section 3.06. Trust Estate; Related Documents.......................................14
        Section 3.07. Realization Upon Defaulted Home Equity Loans..........................15
        Section 3.08. Issuer and Indenture Trustee to Cooperate.............................16
        Section 3.09. Servicing Compensation; Payment of Certain Expenses by Servicer.......17
        Section 3.10. Annual Statement as to Compliance.....................................18
        Section 3.11. Annual Reports on Assessment of Compliance with Servicing
                      Criteria; Annual Independent Public Accountants' Attestation
                      Report................................................................18
        Section 3.12. Access to Certain Documentation and Information Regarding the
                      Home Equity Loans.....................................................20
        Section 3.13. Maintenance of Certain Servicing Insurance Policies...................20
        Section 3.14. Information Required by the Internal Revenue Service and
                      Reports of Foreclosures and Abandonments of Mortgaged Property........20
        Section 3.15. [Reserved]............................................................20
        Section 3.16. Payment of Taxes, Insurance and Other Charges.........................21
        Section 3.17. Optional Retransfers of Home Equity Loans.............................21

                                         ARTICLE IV.
                                      Servicing Reports

        Section 4.01. Statements to Securityholders.........................................22

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        Section 4.02. Tax Reporting.........................................................24

                                          ARTICLE V.
                                       Payment Account

        Section 5.01. Payment Account.......................................................25

                                         ARTICLE VI.
                                         The Servicer

        Section 6.01. Liability of the Servicer.............................................26
        Section 6.02. Merger or Consolidation of, or Assumption of the Obligations
                      of, the Servicer......................................................26
        Section 6.03. Limitation on Liability of the Servicer and Others....................26
        Section 6.04. Servicer Not to Resign................................................27
        Section 6.05. Delegation of Duties..................................................27
        Section 6.06. Servicer to Pay Indenture Trustee's and Owner Trustee's Fees
                      and Expenses; Indemnification.........................................28
        Section 6.07. Servicer to act as Administrator for the Owner Trustee................28

                                         ARTICLE VII.
                                           Default

        Section 7.01. Servicing Default.....................................................29
        Section 7.02. Indenture Trustee to Act; Appointment of Successor....................31
        Section 7.03. Notification to Securityholders.......................................33

                                        ARTICLE VIII.
                                   Miscellaneous Provisions

        Section 8.01. Amendment.............................................................34
        Section 8.02. GOVERNING LAW.........................................................34
        Section 8.03. Notices...............................................................34
        Section 8.04. Severability of Provisions............................................34
        Section 8.05. Third-Party Beneficiaries.............................................34
        Section 8.06. Counterparts..........................................................35
        Section 8.07. Effect of Headings and Table of Contents..............................35
        Section 8.08. Termination Upon Purchase by the Servicer or Liquidation of All
                      Home Equity Loans.....................................................35
        Section 8.09. Certain Matters Affecting the Indenture Trustee.......................35
        Section 8.10. Owner Trustee Not Liable for Related Documents........................36

                                         ARTICLE IX.
                                    Exchange Act Reporting

        Section 9.01. Further Assurances....................................................37
        Section 9.02. Form 10-D Filings.....................................................37
        Section 9.03. Form 8-K Filings......................................................38


        Section 9.04. Form 10-K Filings.....................................................38
        Section 9.05. Form 15 Filings, Late Filings.........................................39
        Section 9.06. Report on Assessment of Compliance and Attestation....................40
        Section 9.07. Back-up Sarbanes-Oxley Certification..................................41
        Section 9.08. Representations and Warranties........................................41
        Section 9.09. Indemnification.......................................................42
        Section 9.10. Amendments............................................................42

EXHIBIT A         HOME EQUITY LOAN SCHEDULE................................................A-1
EXHIBIT B         POWER OF ATTORNEY........................................................B-1
EXHIBIT C         FORM OF REQUEST FOR RELEASE..............................................C-1
APPENDIX D        ITEM 1119 PARTIES........................................................D-1
APPENDIX E        MINIMUM SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                  COMPLIANCE STATEMENT.....................................................E-1
APPENDIX F        FORM OF PERFORMANCE CERTIFICATION........................................F-1
APPENDIX G        CERTIFICATION............................................................G-1

            This Servicing Agreement, dated as [____], 20[__], among [__________] (the "Servicer"), [__________] (the "Issuer"), [__________] (the
"Indenture Trustee") and Morgan Stanley ABS Capital I Inc. (the "Depositor").

                        W I T N E S S E T H  T H A T:
                        ----------------------------


            WHEREAS, pursuant to the terms of the Home Equity Loan Purchase Agreement, [__________] (in its capacity as Seller) will sell to the Depositor the Home Equity Loans together with the Related Documents on the Closing Date, and thereafter, with respect to the Revolving Credit Loans, all Additional Balances created on or after the Cut-off Date;

            WHEREAS, the Depositor will transfer the Home Equity Loans and all of its rights under the Home Equity Loan Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date, and thereafter, with respect to the Revolving Credit Loans, all Additional Balances created on or after the Cut-off Date;

            WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

            WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Depositor, the Notes; and

            WHEREAS, pursuant to the terms of this Servicing Agreement, the Servicer will service the Home Equity Loans directly;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I.

                                  Definitions

      Section 1.01. Definitions. For all purposes of this Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of [____], 20[__] (the "Indenture"), between [__________], as issuer, and [__________], as indenture trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

      Section 1.02. Other Definitional Provisions.

      (a) All terms defined in this Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (b) As used in this Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Servicing Agreement or in any such certificate or other document shall control.

      (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Servicing Agreement shall refer to this Servicing Agreement as a whole and not to any particular provision of this Servicing Agreement; Section and Exhibit references contained in this Servicing Agreement are references to Sections and Exhibits in or to this Servicing Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

      (d) The definitions contained in this Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

      (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

      Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Loan Balance of a Home Equity Loan shall be made on a daily basis using a 365/366-day year. All calculations of interest on the Securities shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of [__] days. The calculation of the Servicing Fee shall be made on the basis of a [__]-day year consisting of [__] [__]-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.



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                                 ARTICLE II.

                        Representations and Warranties

      Section 2.01. Representations and Warranties Regarding the Servicer. The Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Home Equity Loans and the Credit Enhancer, as of the Cut-off Date:

            (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of [_____] and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

            (ii) The Servicer has the power and authority to make, execute, deliver and perform this Servicing Agreement and all of the transactions contemplated under this Servicing Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Servicing Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Servicing Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

            (iv) The execution and delivery of this Servicing Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

            (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Servicing Agreement or the Securities which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Servicing Agreement.

      The foregoing representations and warranties shall survive any termination of the Servicer hereunder.



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      Section 2.02. Representations and Warranties of the Issuer. The Issuer
hereby represents and warrants to the Servicer and for the benefit of the Indenture Trustee, as pledgee of the Home Equity Loans and the Credit Enhancer, as of the Cut-off Date:

            (i) The Issuer is a statutory trust duly formed and in good standing under the laws of the State of [Delaware] and has full power, authority and legal right to execute and deliver this Servicing Agreement and to perform its obligations under this Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Servicing Agreement; and

            (ii) The execution and delivery by the Issuer of this Servicing Agreement and the performance by the Issuer of its obligations under this Servicing Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

      Section 2.03. Enforcement of Representations and Warranties. The Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Home Equity Loans, the Credit Enhancer or the Issuer, shall enforce the representations and warranties of the Seller pursuant to the Home Equity Loan Purchase Agreement. Upon the discovery by the Seller, the Depositor, the Servicer, the Indenture Trustee, the Credit Enhancer, the Issuer, or any Custodian of a breach of any of the representations and warranties made in the Home Equity Loan Purchase Agreement, in respect of any Home Equity Loan which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Servicer shall promptly notify the Seller of such breach and request that, pursuant to the terms of the Home Equity Loan Purchase Agreement, the Seller either (i) cure such breach in all material respects within 60 days (with respect to a breach of the representations and warranties contained in Section 3.1(a) of the Home Equity Loan Purchase Agreement) or 90 days (with respect to a breach of the representations and warranties contained in Section 3.1(b) of the Home Equity Loan Purchase Agreement) from the earlier of the Seller's discovery of such breach or the date the Seller was notified of such breach or (ii) purchase such Home Equity Loan from the Issuer at the Repurchase Price and in the manner set forth in Section 3.1(c) of the Home Equity Loan Purchase Agreement; provided that the Seller shall, subject to compliance with all the conditions set forth in the Home Equity Loan Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans, together with any Substitution Adjustment Amounts, for such Home Equity Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(c) of the Home Equity Loan Purchase Agreement, the Seller shall deliver to the Issuer with respect to such Eligible Substitute Loans, the original Credit Line Agreement, the Mortgage, and such other documents and agreements as are required by the Home Equity Loan Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to

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the Issuer and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date provided a payment at least equal to the applicable Minimum Monthly Payment has been received by the Issuer for the month of substitution in respect of the Home Equity Loan to be removed. The Servicer shall amend or cause to be amended the Home Equity Loan Schedule to reflect the removal of such Home Equity Loan and the substitution of the Eligible Substitute Loans and the Servicer shall promptly deliver the amended Home Equity Loan Schedule to the Owner Trustee and Indenture Trustee together with a separate list of any Home Equity Loans so removed.

      It is understood and agreed that the obligation of the Seller to cure such breach or purchase or substitute for such Home Equity Loan as to which such a breach has occurred and is continuing, together with the obligation of the Seller in the third paragraph of Section 2.1(c) of the Home Equity Loan Purchase Agreement and the indemnification provided in Section 6.1 of the Home Equity Loan Purchase Agreement, shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Home Equity Loans, against the Seller. In connection with the purchase of or substitution for any such Home Equity Loan by the Seller, the Issuer shall assign to the Seller all of its right, title and interest in respect of the Home Equity Loan Purchase Agreement applicable to such Home Equity Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Servicer shall notify the Custodian and then the Custodian shall deliver the Mortgage Files to the Servicer, together with all relevant endorsements and assignments prepared by the Servicer which the Indenture Trustee shall execute.

                                 ARTICLE III.

                         Administration and Servicing
                             of Home Equity Loans

      Section 3.01. The Servicer.

      (a) The Servicer shall service and administer the Home Equity Loans in a manner consistent with the terms of this Servicing Agreement and which shall be normal and usual in its general mortgage servicing activities and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Home Equity Loans and the Credit Enhancer, for the performance of its duties and obligations hereunder in accordance with the terms hereof. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Home Equity Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Mortgaged Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. On the Closing Date, the Indenture Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit B hereto.

      If the Mortgage relating to a Home Equity Loan did not have a Lien senior to the Home Equity Loan on the related Mortgaged Property as of the Cut-off Date, then the Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Home Equity Loan had a lien senior to the Home Equity Loan on the related Mortgaged Property as of the Cut-off Date, then the Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

            (i) the resulting Combined Loan-to-Value Ratio ("CLTV") of such Home Equity Loan is no higher than the greater of the Combined Loan-to-Value Ratio prior to such refinancing or a [70]% CLTV (or a [80]% CLTV for those borrowers with a Credit Score as of the Cut-off Date of [712] or greater); provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the borrower does not receive any cash from the refinancing), the CLTV may increase to the extent of either (a) the reasonable closing costs of such refinancing (up to a maximum of [5]% of the CLTV) or (b) any decrease in the value of the related Mortgaged Property, if the borrower is not delinquent in the payment of interest or principal on such Home Equity Loan at the time of such refinancing;

            (ii) the interest rate for the loan evidencing the refinanced senior lien is no higher than the interest rate on the loan evidencing the existing senior lien immediately prior to the date of such refinancing (meaning, in the case of an adjustable rate loan, a substantially similar index and a gross margin no higher than that of the existing senior lien); provided, however, if the loan evidencing the existing senior lien prior to the date of refinancing is an adjustable rate loan and the loan evidencing the refinanced senior lien is a fixed rate loan, then the interest rate on the loan evidencing the refinanced senior lien may be up to [2.0]% higher than the then-current mortgage rate of the loan evidencing the existing senior lien; and

            (iii) the loan evidencing the refinanced senior lien is not subject to negative amortization.

      The Servicer may also, without prior approval of the Rating Agencies and the Credit Enhancer, increase the Credit Limits on Revolving Credit Loans, provided that (i) a new appraisal in accordance with the Servicer's underwriting or servicing guidelines is obtained, (ii) the new CLTV of any such Revolving Credit Loan after giving effect to such increase is less than or equal to the CLTV of the Revolving Credit Loan as of the Cut-off Date,
(iii) the Servicer receives verbal verification of employment of the related Mortgagor and (iv) the payment history of the related borrower is within the underwriting parameters of the Guide. In addition, the Servicer may increase the Credit Limits on Revolving Credit Loans without obtaining new appraisals provided that clauses (ii) through (iv) of the preceding sentence are satisfied and the CLTV of the Revolving Credit Loan following the increase in the Credit Limit is less than or equal to 100.00%. In addition, such increases without new appraisals shall be limited to no greater than [10]% of the current Pool Balance, provided, that the principal balances of such Revolving Credit Loans with CLTVs greater than [80]% will be limited to [3]% of the current Pool Balance.

      In connection with servicing the Revolving Credit Loans, the Servicer may take reasonable actions to encourage or effect the termination of Loan Agreements that have become dormant.

      The relationship of the Servicer (and of any successor to the Servicer as servicer under this Servicing Agreement) to the Issuer under this Servicing Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      (b) With the consent of the Credit Enhancer, and subject to the notice provisions and other conditions set forth in this Section 3.01(b), the Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Home Equity Loans. References in this Servicing Agreement to actions taken or to be taken by the Servicer in servicing the Home Equity Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer and any amount actually received by such Subservicer in respect of a Home Equity Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Servicing Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer and the Credit Enhancer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Servicer and the Subservicer may enter into amendments to the related Subservicing Agreements; provided, however, that any such amendments shall not cause the Home Equity Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Servicing Agreement. With the

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consent of the Credit Enhancer, the Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Servicing Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Home Equity Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

      In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement (but without the payment of any termination fee) or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

      Notwithstanding any Subservicing Agreement or any of the provisions of this Servicing Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Home Equity Loans in accordance with the provisions of this Servicing Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Equity Loans. For purposes of this Servicing Agreement, the Servicer shall be deemed to have received payments on Home Equity Loans when the Subservicer has received such payments.

      Any Subservicing Agreement that may be entered into and any transactions or services relating to the Home Equity Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and none of the Indenture Trustee, the Credit Enhancer or the Securityholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer. The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Servicing Agreement is sufficient to pay such fees.

      As part of its servicing activities hereunder, the Servicer, for the benefit of the Trust, the Securityholders and the Credit Enhancer, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Home Equity Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Equity Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed



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therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Equity Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

      The Servicer shall give notice to the Depositor and the Indenture Trustee of any Subservicer and Subservicing Agreement, which notice shall contain all information (including without limitation a copy of the Subservicing Agreement) reasonably necessary to enable the Depositor, pursuant to Section 9.03, to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act). No Subservicing Agreement shall be effective until [30] days after such written notice is received by both the Depositor and the Indenture Trustee. The Indenture Trustee shall not be required to review or consent to such Subservicing Agreements and shall have no liability in connection therewith. The Servicer shall cause any Subservicer engaged by the Servicer (or by any Subservicer) for the benefit of the Depositor, the Issuer and the Indenture Trustee to comply with the provisions of this Section 3.01 and with Sections 3.10, 3.11, 6.02 and 6.06 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under
Article IX of this Agreement. The Servicer shall be responsible for obtaining from each such Subservicer and delivering to applicable Persons any servicer compliance statement required to be delivered by such Subservicer under
Section 3.10 and any assessment of compliance report and related accountant's attestation required to be delivered by such Subservicer under Section 3.11, in each case as and when required to be delivered. In addition, any termination, resignation or removal of a Subservicer shall be not be effective until 30 days after written notice is received by both the Depositor and the Indenture Trustee that contains all information reasonably necessary to enable the Indenture Trustee, pursuant to Section 9.03, to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

      Subject to the conditions set forth below in this Section 3.01(b), the Servicer and any Subservicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any such Subservicer, specifying, not later than the date specified for delivery of the annual report on assessment of compliance set forth in Section 3.11, (i) the identity of each such Subcontractor, if any, that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph. As a condition to the utilization by the Servicer or any such Subservicer of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any such Subservicer) for the benefit of the Depositor, the Issuer and the Indenture Trustee to comply with the provisions of Section 3.11 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each such Subcontractor and delivering to the applicable Persons any assessment of compliance report and related accountant's attestation required to be delivered by such Subcontractor under Section 3.11, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Servicer shall be responsible for determining whether such Subcontractor is a "servicer" within the meaning of Item 1101 of Regulation AB and whether any such affiliate or third-party vendor meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB. If the Servicer determines, pursuant to the preceding sentence, that such Subcontractor is a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in
Item 1108(a)(2)(i) through (iii) of Regulation AB, then such Subcontractor shall be deemed to be a Subservicer for purposes of this Agreement, the engagement of such Subservicer shall not be effective unless and until notice is given pursuant to the second preceding paragraph of this Section 3.01(b) and the Servicer shall comply with this Section 3.01(b) with respect thereto.

      Section 3.02. Collection of Certain Home Equity Loan Payments.

      (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and shall, to the extent such procedures shall be consistent with this Servicing Agreement follow such collection procedures as shall be normal and usual in its general mortgage servicing activities. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing such Home Equity Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided such arrangement is generally consistent with the Servicer's policies with respect to home equity loans generally; provided, further, that notwithstanding such arrangement such Home Equity Loans will be included in the information regarding delinquent Home Equity Loans set forth in the Servicing Report. The Servicer may also extend the Due Date for payment due on a Home Equity Loan in accordance with its standard servicing procedures, provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the lien of the related Mortgage or the interests of the Securityholders or the Credit Enhancer. Consistent with the terms of this Servicing Agreement, the Servicer may also waive, modify or vary any term of any Home Equity Loan (including reduce the Credit Limit with respect to any Revolving Credit Loan) or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Credit Enhancer, provided, however, that the Servicer may not modify or permit any Subservicer to modify any Home Equity Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Equity Loan) or extend the final maturity date of such Home Equity Loan) unless such Home Equity Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable. The general terms of any waiver, modification, postponement or indulgence with respect to any of the Home Equity Loans will be included in the Servicing Report, and such Home Equity Loans will not be considered "delinquent" for the purposes of the Basic Documents, so long as the Mortgagor complies with the terms of such waiver, modification, postponement or indulgence. Notwithstanding the foregoing, the Servicer in its sole discretion (i) may permit the Mortgagor (or may enter into a modification agreement which will allow the Mortgagor) to make monthly payments, with respect to any Billing Cycle during the related Draw Period, in a minimum amount that will be equal to the related finance charge for such Billing Cycle and (ii) may reduce the amount of the Credit Limit with respect to any Revolving Credit Loans (to an amount no less than the then current Principal Balance of such Revolving Credit Loan) in connection with any refinancing of a senior lien pursuant to the second paragraph of Section 3.01(a) of this Servicing Agreement.

      (b) The Servicer shall establish a Collection Account in the name of the Indenture Trustee on behalf of the Noteholders and the Credit Enhancer, which shall be an Eligible Account in which the Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Home Equity Loans received by it subsequent to the Cut-off Date (other than in respect of the payments referred to in the paragraph following subsection (viii) below) within [__] Business Days following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it (without duplication):

            (i) all payments of principal or interest on the Home Equity Loans received by the Servicer, net of the Servicing Fee;

            (ii) the aggregate Repurchase Price of the Home Equity Loans purchased by the Servicer pursuant to Section 3.1 (c) of the Home Equity Loan Purchase Agreement;

            (iii) Net Liquidation Proceeds net of any related Foreclosure
Profit;

            (iv) all proceeds of any Home Equity Loans repurchased by the Seller pursuant to the Home Equity Loan Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Home Equity Loan Purchase Agreement;

            (v) insurance proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property;

            (vi) amounts required to be paid by the Servicer pursuant to
Section 8.08;

            (vii) any blanket policy deductible; and

            (viii) any investment losses for amounts on deposit in the Collection Account;

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Home Equity Loans, the Servicing Fee for such Collection Period. All amounts deposited in the Collection Account shall be held by the Servicer in trust for the Securityholders and the Credit Enhancer until disbursed in accordance with this Servicing Agreement. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Servicer may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Servicer shall retain all Foreclosure Profits (to the extent permitted by law) as additional servicing compensation.

      The Servicer may cause the institution maintaining the Collection Account to invest any funds in the Collection Account in Permitted Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which shall mature not later than the Determination Date related to the following Payment Date and shall not be sold or disposed of prior to its maturity. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

      (c) The Servicer will require each Subservicer to hold all funds constituting collections on the Home Equity Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and invested in Permitted Investments.

      Section 3.03. Withdrawals from the Collection Account. The Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Home Equity Loans for the following purposes:

            (i) to remit to the Indenture Trustee for deposit in the Payment Account, on the related Determination Date for each Payment Date, an amount equal to the Security Collections for such Payment Date;

            (ii) prior to either a Rapid Amortization Event or the Collection Period preceding the end of the Managed Amortization Period, to pay to the Seller, with respect to the Revolving Credit Loans, the amount of any Additional Balances as and when created during the related Collection Period, provided, that, with respect to the Revolving Credit Loans, the aggregate amount so paid to the Seller in respect of Additional Balances at any time during any Collection Period shall not exceed the amount of Principal Collections theretofore received for such Collection Period;

            (iii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to
Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Home Equity Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such advances were made, or from related Liquidation Proceeds or the proceeds of the purchase of such Home Equity Loan;

            (iv) to pay to itself out of each payment received on account of interest on a Home Equity Loan as contemplated by Section 3.09, an amount equal to the Servicing Fee (to the extent not retained pursuant to Section 3.02);

            (v) to the extent deposited in the Collection Account to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Collection Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

            (vi) to the extent deposited in the Collection Account, to pay to itself as additional servicing compensation any Foreclosure Profits (to the extent permitted by law); and

            (vii) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 3.02.

Since, in connection with withdrawals pursuant to clauses (iii), (iv) and
(vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Home Equity Loan, the Servicer shall keep and maintain separate accounting, on a Home Equity Loan by Home Equity Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses. Notwithstanding any other provision of this Servicing Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Servicing Agreement that the Servicer determines to be otherwise nonrecoverable (except with respect to any Home Equity Loan as to which the Repurchase Price has been paid), by withdrawal from the Collection Account of amounts on deposit therein attributable to the Home Equity Loans on any Business Day prior to the Determination Date following the date of such calculation.

      Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained for each Home Equity Loan that is either (a) in a first lien position or (b) has a Credit Limit at origination in excess of $[__] hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Home Equity Loan from time to time or (ii) the combined principal balance owing on such Home Equity Loan and any mortgage loan senior to such Home Equity Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Home Equity Loan, fire insurance with extended coverage in an amount sufficient to cover the value of the related Mortgaged Property (less the amount of any deductible). Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Collection Account to the extent called for by Section 3.02. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Home Equity Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as servicer of the Home Equity Loans, the Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

      Section 3.05. Modification Agreements. The Servicer shall be entitled to
(A) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Servicing Agreement and other comparable instruments with respect to the Home Equity Loans and with respect to the Mortgaged Properties subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Servicer) and (B) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Home Equity Loan, that the security for, and the timely and full collectability of, such Home Equity Loan would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the Combined Loan-to-Value Ratio for such Home Equity Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Home Equity Loan as of the Cut-off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

      Section 3.06. Trust Estate; Related Documents.

      (a) When required by the provisions of this Servicing Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Servicing Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section
3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

      (b) If from time to time the Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.05, the Custodian shall check that each such document purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies with the Related Documents. If any such documents submitted by the Servicer do not meet the above qualifications, such documents shall promptly be returned by the Custodian to the Servicer, with a direction to the Servicer to forward the correct documentation.

      (c) Upon receipt of two copies (one of which will be returned to the Servicer with the related Mortgage File) of a Request for Release from the Servicer, substantially in the form of Exhibit C which shall be signed by a Servicing Officer or in a mutually agreeable format, which in lieu of a signature on its face will originate from a Servicing Officer, to the effect that a Home Equity Loan has been the subject of a final payment or a prepayment in full and the related Home Equity Loan has been terminated or that substantially all Liquidation Proceeds which have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Collection Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Home Equity Loan or, if applicable, Liquidation Proceeds, the Custodian shall promptly release the related Mortgage File to the Servicer, upon request of the Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Servicer requests the Custodian to release the Mortgage File and delivers to the Custodian two copies of a Request for Release reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Servicer, the Custodian shall release the related Mortgage File to the Servicer. If such Home Equity Loans shall be liquidated and the Custodian receives a certificate from the Servicer as provided above, then, upon request of the Servicer, the Custodian shall release the Mortgage File to the Servicer.

      Section 3.07. Realization Upon Defaulted Home Equity Loans. With respect to those of the Home Equity Loans which become and continue in default, the Servicer will decide whether to (i) foreclose upon the Mortgaged Properties securing such Home Equity Loans, (ii) write off the unpaid principal balance of the Home Equity Loans as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale, (v) arrange for a repayment plan, (vi) agree to a modification in accordance with this Servicing Agreement, or (vii) take an unsecured note or substitute a new lien, in each case subject to the rights of any related first lien holder; provided that in connection with the foregoing if the Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Servicing Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section

3.07 will not be reimbursable from Net Liquidation Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to
Section 3.03.

      Notwithstanding any provision of this Servicing Agreement, a Home Equity Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Home Equity Loan have been received; provided, however, that any subsequent collections with respect to any such Home Equity Loan shall be deposited to the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Home Equity Loan.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, who shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Home Equity Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Home Equity Loan held as an asset of the Issuer until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding Home Equity Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Credit Line Agreement shall have been discharged, such Credit Line Agreement in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

      Any proceeds from foreclosure proceedings or the purchase or repurchase of any Home Equity Loan pursuant to the terms of this Servicing Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, will be applied in the following order of priority: first, to reimburse the Servicer in accordance with Section 3.03(vii) and this
Section 3.07; second, to the Servicer, all Servicing Fees payable therefrom (to the extent not retained pursuant to Section 3.02(b)); third, to the Payment Account to the extent of accrued and unpaid interest to the Payment Date on the related Home Equity Loan, at the Loan Rate (less the Servicing Fee
Rate); fourth, to the Payment Account as a recovery of principal on the Home Equity Loan; and fifth, to Foreclosure Profits (to the extent permitted by law).

      Section 3.08. Issuer and Indenture Trustee to Cooperate. On or before each Determination Date, the Servicer will notify the Indenture Trustee and the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Home Equity Loan during the preceding Collection Period. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded if required under the Home Equity Loan Purchase Agreement, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Indenture Trustee or the Custodian shall, upon request of the Servicer and delivery to the Indenture Trustee or Custodian, with a copy to the Issuer, of two copies (one of which will be returned to the Servicer with the related Mortgage File) of a Request for Release, in the form annexed hereto as Exhibit C, which shall be signed by a Servicing Officer or in a mutually agreeable electronic format which in lieu of a signature on its face will originate from a Servicing Officer, release or cause to be released the related Mortgage File to the Servicer and the Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee or the Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists unless the Home Equity Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released to the Servicer.

      In order to facilitate the foreclosure of the Mortgage securing any Home Equity Loan that is in default following recordation of the assignments of Mortgage in accordance with the provisions of the Home Equity Loan Purchase Agreement, the Indenture Trustee or the Issuer shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Home Equity Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Home Equity Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Home Equity Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Home Equity Loan to the Indenture Trustee and return the related Mortgage File to the Custodian.

      In connection with the Issuer's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Servicing Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Home Equity Loans, the Indenture Trustee, as pledgee of the Home Equity Loans and as assignee of record of the Home Equity Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; provided that if the Servicer shall request a signature of the Indenture Trustee, on behalf of the Issuer, the Servicer will deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Servicing Agreement.

      Section 3.09. Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.03 (or retain such Servicing Fee pursuant to Section 3.02) as compensation for its services in connection with servicing the Home Equity Loans. Moreover, additional servicing compensation in the form of late payment charges and other receipts not required to be deposited in the Collection Account as specified in Section 3.02 shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders, including, without limitation, the Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

      Section 3.10. Annual Statement as to Compliance.

      (a) The Servicer shall deliver or cause to be delivered, and shall cause each Subservicer engaged by the Servicer to deliver or cause to be delivered to the Depositor, the Underwriter, and the Indenture Trustee on or before March [1] of each calendar year, commencing in 20[__], an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer or Subservicer, as applicable, during the preceding calendar year and of its performance under this Agreement or the applicable Subservicing Agreement, as the case may be, has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer or Subservicer, as applicable, has fulfilled all of its obligations under this Agreement or the applicable Subservicing Agreement, as the case may be, in all material respects, throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officers and the nature and status thereof. Promptly after receipt of each such Officer's Certificate, the Depositor shall review each such Officer's Certificate and, if applicable, consult with the Indenture Trustee, Servicer or Subservicer as to the nature of any defaults by the Indenture Trustee, Servicer or any related Subservicer in the fulfillment of any of the Indenture Trustee's, the Servicer's or any related Subservicer's obligations. The obligations of the Indenture Trustee, the Servicer and each Subservicer under this Section apply to the Indenture Trustee, the Servicer and each Subservicer that acted as Indenture Trustee or serviced a Home Equity Loan, as applicable, during the applicable period, whether or not the Indenture Trustee, the Servicer or such Subservicer is acting as the Indenture Trustee, Servicer or Subservicer at the time such Officer's Certificate is required to be delivered.

      (b) The Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Credit Enhancer, promptly after having obtained knowledge thereof, but in no event later than [__] Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

      (c) Upon the reasonable request of the Indenture Trustee, the Servicer will provide to the Indenture Trustee a copy of its financial statements for the most recent fiscal year; provided that such financial statements are available for distribution.

      Section 3.11. Annual Reports on Assessment of Compliance with Servicing Criteria; Annual Independent Public Accountants' Attestation Report. (a) Not later than March [1] of each calendar year commencing in 20[__], the Servicer and the [Custodian] shall deliver, and the Servicer shall cause each Subservicer engaged by the Servicer and the Servicer shall cause each Subcontractor utilized by the Servicer (or by any Subservicer) and determined by the Depositor pursuant to Section 3.01(b) to be "participating in a servicing function" within the meaning of Item 1122 of Regulation AB (in each case, a "Servicing Function Participant"), to deliver, each at its own expense, to the Depositor and the Indenture Trustee, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the applicable Servicing Criteria, (C) such party's assessment of compliance with the applicable Servicing Criteria as of and for the period ending the end of the fiscal year covered by the Form 10-K required to be filed pursuant to Section 9.04, including, if there has been any material instance of noncompliance with the applicable Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such Person's assessment of compliance with the applicable Servicing Criteria as of and for such period. Each such assessment of compliance report shall be addressed to the Depositor and signed by an authorized officer of the applicable company, and shall address each of the applicable Servicing Criteria set forth on Appendix E hereto, or as set forth in the notification furnished to the Depositor and the Indenture Trustee pursuant to Section 3.11(c). The Servicer and the [Custodian] hereby acknowledge and agree that their respective assessments of compliance will cover the items identified on Appendix E hereto as being covered by such party. The parties to this Agreement acknowledge that where a particular Servicing Criteria has multiple components, each party's assessment of compliance (and related attestation of compliance) will relate only to those components that are applicable to such party. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Servicer or the [Custodian] as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (and each Subservicer or Servicing Function Participant engaged or utilized by the Servicer, the [Custodian] or a Subservicer, as applicable), as the case may be.

      (b) Not later than March [1] of each calendar year commencing in 2007, the Servicer and the [Custodian] shall cause, and each Subservicer engaged by the Servicer, and the Servicer shall cause each Servicing Function Participant utilized by the Servicer (or by any Subservicer engaged by the Servicer), to cause, each at its own expense, a registered public accounting firm (which may also render other services to such party) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Indenture Trustee and the Depositor, with a copy to the Underwriter, to the effect that
(i) it has obtained a representation regarding certain matters from the management of such Person, which includes an assertion that such Person has complied with the Servicing Criteria applicable to it pursuant to Section 3.11(a) and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, that attests to and reports on such Person's assessment of compliance with the Servicing Criteria applicable to it. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Each such related accountant's attestation report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. Such report must be available for general use and not contain restricted use language. Promptly after receipt of each such accountants' attestation report, the Depositor shall review the report and, if applicable, consult with the Servicer or the [Custodian] as to the nature of any defaults by the Servicer or the [Custodian] (and each Subservicer or Servicing Function Participant engaged or utilized by the Servicer or the [Custodian], as applicable, or by any Subservicer engaged by the Servicer), as the case may be, as the case may be, in the fulfillment of any of the Servicers', the [Custodian's] or the applicable Subservicer's or Servicing Function Participant's obligations hereunder or under any applicable sub servicing agreement.

      (c) No later than March [1] of each fiscal year, commencing in 20[__], the Servicer shall notify the Indenture Trustee and the Depositor as to the name of each Subservicer engaged by it and each Servicing Function Participant utilized by it and by each Subservicer engaged by it, but only to the extent there has been a change in the information in such notification from notices previously delivered and the Indenture Trustee shall notify the Depositor as to the name of each Servicing Function Participant utilized by it and each such notice will specify what specific Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant in each case, to the extent of any change from the prior year's notice, if any. When a Servicer or the [Custodian] submits its assessment pursuant to Section 3.11(a), the Servicer and the [Custodian], as applicable, will also at such time include the assessment (and related attestation pursuant to Section 3.11(b)) of each Servicing Function Participant utilized by it and by each Subservicer engaged by it.

      Section 3.12. Access to Certain Documentation and Information Regarding the Home Equity Loans. Whenever required by statute or regulation, the Servicer shall provide to the Credit Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Home Equity Loans such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

      Section 3.13. Maintenance of Certain Servicing Insurance Policies. The Servicer shall during the term of its service as servicer maintain in force
(i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, for Persons performing servicing for home equity loans purchased by such entity.

      Section 3.14. Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports with respect to the Home Equity Loans when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 20[__], the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Issuer, acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Home Equity Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

      Section 3.15. [Reserved].

      Section 3.16. Payment of Taxes, Insurance and Other Charges. With respect to each Home Equity Loan, the Servicer will maintain accurate records reflecting fire and hazard insurance coverage to the extent required by
Section 3.04.

      With respect to each Home Equity Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty premiums, if any, shall maintain fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to any applicable penalty or termination date and at a time appropriate for securing the maximum amounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or a deficiency, monitor such payments to determine if they are made by the Mortgagor.

      Section 3.17. Optional Retransfers of Home Equity Loans. Pursuant to
Section 2.3 of the Home Equity Loan Purchase Agreement, the Servicer, in its capacity as Seller, may, but shall not be obligated to, require the retransfer of Home Equity Loans from the Trust to the Seller as of the close of business on a Transfer Date after giving notice to the Indenture Trustee on the Notice Transfer Date. Any such retransfers shall be permissible only upon the satisfaction of the conditions set forth in Section 2.3 of the Home Equity Loan Purchase Agreement.

                                 ARTICLE IV.

                               Servicing Reports

                 Section 4.01. Statements to Securityholders.

      (a) With respect to each Payment Date, on the related Determination Date, the Servicer shall forward to the Indenture Trustee monthly Servicing Reports in a mutually agreeable electronic format. The Servicing Reports shall set forth the following information to the extent applicable:

            (i) the aggregate amount of (a) Interest Collections, (b) Principal Collections, (c) Substitution Adjustment Amounts and (d) Investor P&I Collections;

            (ii) (a) the aggregate Loan Balance of the Home Equity Loans as of the end of the preceding Collection Period, (b) the Investor Amount, (c) the aggregate Loan Balance of the Mortgage Loans and (d) the aggregate Loan Balance of the Revolving Credit Loans;

            (iii) with respect to the Revolving Credit Loans, the aggregate amount of Additional Balances created during the previous Collection Period conveyed to the Issuer;

            (iv) the number and aggregate Loan Balances of Home Equity Loans
(a) as to which the Minimum Monthly Payment is delinquent for [__]-[__] days, [__]-[__] days and [__] or more days, respectively, (b) that are foreclosed and (c) that have become REO, in each case as of the end of the preceding Collection Period; provided, however, that such information will not be provided on the statements relating to the first Payment Date;

            (v) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation Loss Distribution Amounts with respect to the Notes, and the aggregate of the Liquidation Loss Amounts from all Collection Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

            (vi) the aggregate Servicing Fees for the related Collection Period and the aggregate amount of Draws for the related Collection Period;

            (vii) the aggregate outstanding principal balance of the [__] Home Equity Loans having the largest outstanding principal balances or Credit Limits, as applicable for the related Collection Period;

            (viii) the number and aggregate outstanding principal balances of the Home Equity Loans which are [__] or more days delinquent in the payment of all or any portion of the scheduled interest or principal for the related Collection Period;

            (ix) the [__]+ Delinquency Percentage (Rolling [__] Month) for the related Collection Period;

            (x) the number and the aggregate Loan Balances of Liquidated Home Equity Loans for the related Collection Period; and

            (xi) the number and the aggregate Loan Balances of Home Equity Loans having an outstanding principal balance (or any other amounts owing but otherwise unpaid) as of or following the final maturity date as set forth in the Related Documents respecting such Home Equity Loans.

The Indenture Trustee pursuant to Section 3.26 of the Indenture shall prepare its monthly Statement based solely on the information contained in the Servicing Reports and shall make available such Statements to each Certificateholder, Noteholder, the Credit Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency. The Indenture Trustee may conclusively rely on the correctness of the information contained in the Servicing Reports, without independent verification thereof. The Statements to Securityholders shall contain the information in the Servicing Report and the following information:

            (i) the amount of any distribution of principal to the Noteholders;

            (ii) the amount of any distribution of interest to the Noteholders, separately stating the portion thereof in respect of overdue accrued interest;

            (iii) the amount of any Credit Enhancement Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws thereunder not yet reimbursed;

            (iv) the amount of such distribution as principal and interest to the Certificateholders of each Class of Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Principal Balance thereof;

            (v) the weighted average Net Loan Rate for the related Collection Period;

            (vi) the Security Balance of the Notes and the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Payment Date;

            (vii) the Required Overcollateralization Amount for the related Payment Date; and

            (viii) the Overcollateralization Amount for the related Payment
Date.

      In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as an aggregate dollar amount per Note or Certificate, as applicable, with a $[__] denomination.

      The Indenture Trustee will make the monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the Noteholders, the Certificateholders, and the other parties described in the second preceding paragraph via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "[__]". Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at [__]. Parties that are unable to use the above

Statement distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way monthly Statements are distributed in order to make such distribution more convenient and/or more accessible to the Noteholders and the Certificateholders and the Indenture Trustee shall provide timely and adequate notification to all the Noteholders and the Certificateholders regarding any such changes. The Indenture Trustee shall deliver to the Credit Enhancer a paper copy of such monthly Statements.

      In addition, the Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make payments pursuant to Section 3.05 of the Indenture. Prior to the close of business on each Determination Date, the Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account on such Determination Date pursuant to Section 3.03. The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Certificate Paying Agent and Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the Servicer shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

      Section 4.02. Tax Reporting. So long as [__________] or any affiliate thereof owns 100% of the Certificates, then no separate federal and state income tax returns and information returns or reports will be filed with respect to the Issuer, and the Issuer will be treated for tax purposes as an entity wholly owned by [__________] or an affiliate thereof.

                                  ARTICLE V.

                                Payment Account

      Section 5.01. Payment Account. The Indenture Trustee shall establish and maintain a Payment Account titled "[__________], as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Credit Enhancer pursuant to the Indenture, dated as of [____], 20[__], between [__________] and [__________]". The Payment Account shall be an Eligible Account. On each Payment Date, amounts on deposit in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. For the period beginning on and including the Determination Date and ending on but excluding the [___] Business Day prior to the Payment Date, the Indenture Trustee shall invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account as directed by the Servicer, but only in Permitted Investments designated in the name of the Indenture Trustee, which shall mature not later than the [__] Business Day prior to the Payment Date next following the date of such investment and shall not be sold or disposed of prior to maturity. Thereafter, the Indenture Trustee may invest the funds in the Payment Account for its own benefit and at its direction but only in Permitted Investments which should mature not later than (i) the Business Day preceding the Payment Date or (ii) with respect to Permitted Investments described in clause (v) of the definition thereof that are managed by the Indenture Trustee or its Affiliates or for which the Indenture Trustee or any Affiliate acts as advisor, the Payment Date. All income and gain realized from any such investment for the period beginning on and including the Determination Date to but excluding such [___] Business Day prior to the Payment Date shall be for the benefit of the Servicer and shall be subject to withdrawal by the Indenture Trustee for payment to the Servicer from time to time. All income and gain realized from any such investment for the period beginning on the [__] Business Day preceding the Payment Date and ending on the Business Day preceding the Payment Date pursuant to clause (i) above, or the Payment Date pursuant to clause (ii) above, as the case may be, shall be for the benefit of the Indenture Trustee. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the party which made the investment decision resulting in such loss (i.e., either the Servicer or the Indenture Trustee, as the case may be), out of its own funds immediately as realized.

                                  ARTICLE VI.

                                 The Servicer

      Section 6.01. Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

      Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer, shall (with the consent of the Credit Enhancer, which consent shall not be unreasonably withheld if such merger, conversion or consolidation is with an Affiliate of the Servicer and provided that the resulting Person is of reasonably equivalent capitalization) be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      The Servicer may assign its rights and delegate its duties and obligations under this Servicing Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service home equity loans, is reasonably satisfactory to the Indenture Trustee (as pledgee of the Home Equity Loans), the Issuer and the Credit Enhancer, is willing to service the Home Equity Loans and executes and delivers to the Indenture Trustee and the Issuer an agreement, in form and substance reasonably satisfactory to the Credit Enhancer, the Indenture Trustee and the Issuer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Servicing Agreement; provided further that each Rating Agency's rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified, reduced, or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Credit Enhancement Instrument; and provided further that the Owner Trustee and the Credit Enhancer receive an Opinion of Counsel to the effect that such assignment or delegation shall not cause the Owner Trust to be treated as a corporation for federal or state income tax purposes.

      Section 6.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Issuer pursuant to Section 3.05(a)(i) and Section 3.05(a)(ix) of the Indenture and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Servicing Agreement or the Securities, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Home Equity Loans in accordance with this Servicing Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Servicing Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

      Section 6.04. Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Servicing Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Issuer and the Indenture Trustee in writing and such proposed successor servicer is reasonably acceptable to the Issuer and the Indenture Trustee, (b) each Rating Agency shall have delivered a letter to the Issuer, the Credit Enhancer and the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the qualification, reduction or withdrawal of the then current rating of the Securities, if determined without regard to the Credit Enhancement Instrument; and (c) such proposed successor servicer is acceptable to the Credit Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee, as pledgee of the Home Equity Loans, shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Home Equity Loans, shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

      Section 6.05. Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

      Section 6.06. Servicer to Pay Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

      (a) The Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture or any other Basic Document and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Servicing Agreement except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith. The Servicer further agrees to indemnify the Owner Trustee in the same manner and to the same extent as is provided by the holder of the majority of the Certificate Percentage Interest of the [Class [_]] Certificates in Section
7.02 of the Trust Agreement.

      (b) The Servicer shall indemnify and hold harmless the Trust, the Credit Enhancer, the Indenture Trustee and the Owner Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in any material respect in servicing or administering the Home Equity Loans pursuant to this Servicing Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in any material respect in servicing or administering the Home Equity Loans pursuant to this Servicing Agreement. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 6.06 shall survive the termination of this Servicing Agreement.

      Section 6.07. Servicer to act as Administrator for the Owner Trustee. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture and other Basic Documents, unless otherwise specifically delegated to another party therein. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture and other Basic Documents, unless such duty has been specifically delegated to another party therein.

                                 ARTICLE VII.

                                    Default

      Section 7.01. Servicing Default. If any one of the following events ("Servicing Default") shall occur and be continuing:

            (i) Any failure by the Servicer (a) to deposit in the Collection Account any deposit required to be made under the terms of this Servicing Agreement or to make payments to be made under the terms of the Insurance Agreement which continues unremedied for a period of [__] Business Days or (b) to deposit in the Payment Account any deposit required to be made under the terms of this Servicing Agreement which continues unremedied for a period of [__] Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

            (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Securities or in this Servicing Agreement or the Insurance Agreement, which failure, in each case, materially and adversely affects the interests of Securityholders or the Credit Enhancer and which continues unremedied for a period of [__] days or [__] days, respectively, after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Credit Enhancer; or

            (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of [__] consecutive days; or

            (iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of [__] days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (v) the long-term unsecured debt rating of Morgan Stanley or any successor and surviving entity with Controlling Interest in the Servicer is suspended, terminated or downgraded below "[__]" by [___] or "[__]" by [___] and the [___] is not satisfied; or

            (vi) there has been a Change of Ownership and the Servicer Test is not satisfied;

then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Issuer or the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has actual knowledge of such Servicing Default), with the prior written consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing to the Servicer (and to the Issuer and the Indenture Trustee if given by the Credit Enhancer) may terminate all of the rights and obligations of the Servicer as servicer under this Servicing Agreement other than its right to receive servicing compensation and expenses for servicing the Home Equity Loans hereunder during any period prior to the date of such termination and the Issuer or the Indenture Trustee, with the prior written consent of the Credit Enhancer, or the Credit Enhancer may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency, the Credit Enhancer and the Issuer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement, whether with respect to the Securities or the Home Equity Loans or otherwise, shall pass to and be vested in a successor servicer designated by the Credit Enhancer (or if the Credit Enhancer does not designate a successor servicer, the Indenture Trustee as pledgee of the Home Equity Loans), pursuant to and under this Section 7.01; and, without limitation, such successor servicer or the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Home Equity Loan and related documents, or otherwise; provided, that, without affecting the immediate termination of the rights of the Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition, not to exceed [__] days from the provision of notice hereunder before the servicing transfer is fully effected; and provided, further, that any failure by the Indenture Trustee or any successor servicer to perform such duties or responsibilities caused by the Servicer's failure to provide the documents and records required by Section 7.01 hereof shall not be considered a default by the Indenture Trustee (as successor to the Servicer hereunder, or any successor servicer). The Servicer agrees to cooperate with such successor servicer or the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to such successor servicer or the Indenture Trustee for the administration by it of all cash amounts relating to the Home Equity Loans that shall at the time be held by the Servicer and have yet to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or are thereafter received by the Servicer with respect to the Home Equity Loans. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Servicing Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

      Notwithstanding the foregoing, a delay in or failure of performance under Section 7.01(i) or under Section 7.01(ii) after the applicable grace periods specified in such Sections, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Servicing Agreement and the Servicer shall provide the Indenture Trustee, the Credit Enhancer and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Credit Enhancer and the Owner Trustee in writing of any Servicing Default.

      Notwithstanding anything to the contrary in this Agreement, the Indenture Trustee is not obligated to determine whether the Servicer Test or Servicer Performance Test has been satisfied or monitor whether there has been a Change of Ownership.

      Section 7.02. Indenture Trustee to Act; Appointment of Successor.

      (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to Section 6.04, the Indenture Trustee shall appoint a successor servicer in accordance with the instruction of the Credit Enhancer, or if the Credit Enhancer does not provide the Indenture Trustee such instruction within [__] days of such notice, the Indenture Trustee, in a period not to exceed [__] days, shall appoint a successor Servicer or shall itself become the successor in all respects to the Servicer in its capacity as servicer under this Servicing Agreement and in connection with the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Notwithstanding the foregoing, the parties hereto agree that the Indenture Trustee, in its capacity as successor servicer, immediately will assume all of the obligations of the Servicer to make advances hereunder. During such [__] day period, neither the Indenture Trustee nor any successor servicer shall be responsible for any lack of information or documents that it cannot reasonably obtain on a practical basis under the circumstances. Neither the Indenture Trustee nor any successor servicer shall be liable for any action taken by the terminated Servicer during such [__] day period. Nothing in this Servicing Agreement, the Indenture or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Seller under the Home Equity Loan Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor servicer, to purchase, repurchase or substitute any Home Equity Loan, (iv) fund any Additional Balances with respect to any Revolving Credit Loans, (v) fund any losses on any Permitted Investment directed by any other Servicer, or (vi) be responsible for the representations and warranties of the Servicer. As compensation therefor, any successor servicer other than the Indenture Trustee shall be entitled to such compensation as it and the Credit Enhancer may agree upon and, if the Indenture Trustee is the successor servicer, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. The predecessor Servicer shall also pay the Transition Costs of the Indenture Trustee or other servicer as successor servicer. To the extent not paid by the predecessor Servicer, any Transition Costs incurred by the Indenture Trustee shall be paid pursuant to
Section 3.05(a)(i) of the Indenture. Notwithstanding the above, (i) if the Credit Enhancer does not direct the appointment of a successor servicer and if the Indenture Trustee is unwilling to act as successor servicer itself or appoint a successor to act as successor servicer, or (ii) if the Credit Enhancer does not direct the appointment of a successor servicer and if the Indenture Trustee is legally unable so to act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $[__] as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent which consent shall not be unreasonably withheld or delayed and provided further that the appointment of any such successor servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Securities by the Rating Agencies, if determined without regard to the Credit Enhancement Instrument. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee, in a period not to exceed [__] days, shall itself succeed or appoint a successor to succeed to all of the rights and duties of the Servicer hereunder hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Home Equity Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.09 (or such other compensation as the Credit Enhancer and such successor shall agree, together with the Transition Costs of the successor servicer, which shall be paid by the predecessor Servicer). The appointment of a successor servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Servicing Agreement prior to its termination as Servicer (including, without limitation, the obligation to purchase Home Equity Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee, the Trust, the Credit Enhancer and the Owner Trustee pursuant to Section 6.06), nor shall any successor servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such predecessor servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Servicing Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Home Equity Loans for the benefit of the Securityholders and the Credit Enhancer, (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

      (c) Any successor servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

      Section 7.03. Notification to Securityholders. Upon any termination of or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Credit Enhancer, the Issuer and each Rating Agency.

                                ARTICLE VIII.

                           Miscellaneous Provisions

      Section 8.01. Amendment. This Servicing Agreement may be amended from time to time by the parties hereto, with the prior written consent of the Credit Enhancer, provided that the Rating Agencies be given notice of any such amendment.

      Section 8.02. GOVERNING LAW. THIS SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, [__________], [address], Attention: [______] with a copy to [______], (b) in the case of the Credit Enhancer, [_______],[address],
Attention: [_______], Confirmation: [_______], Telecopy No. [_______]; (c) in
the case of the Depositor, [address] (d) in the case of [_______], [address],
Attention: [_______], (e) in the case of the Owner Trustee, [______],[address], (f) in the case of the Issuer, to [__________], c/o Owner Trustee, [______], [address], (g) in the case of the Indenture Trustee, to [__________], [address], Attention: [_______], with a copy to [__________],
[address] and to the Indenture Trustee's [______] and (h) in the case of the Underwriter, [_______], [address], Attention: [_______]; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Register. Any notice so mailed within the time prescribed in this Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.


      Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

      Section 8.05. Third-Party Beneficiaries. This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Credit Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Servicing Agreement, no other Person will have any right or obligation hereunder.

      Section 8.06. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 8.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 8.08. Termination Upon Purchase by the Servicer or Liquidation of All Home Equity Loans.

      (a) The respective obligations and responsibilities of the Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

            (i) the date on or before which the Indenture or Trust Agreement is terminated, or

            (ii) the purchase by the Servicer from the Issuer of all Home Equity Loans and all property acquired in respect of any Home Equity Loan at a price equal to 100% of the unpaid Loan Balance of each Home Equity Loan, plus accrued and unpaid interest thereon at the Weighted Average Net Loan Rate up to the day preceding the Payment Date on which such amounts are to be distributed to Securityholders, plus any amounts due and owing to the Credit Enhancer and the Indenture Trustee under the Basic Documents (any unpaid Servicing Fee shall be deemed paid at such time).

The right of the Servicer to purchase the assets of the Issuer pursuant to clause (ii) above is conditioned upon the Pool Balance as of such date being less than ten percent of the aggregate of the Cut-off Date Loan Balances of the Home Equity Loans. If such right is exercised by the Servicer, the Servicer shall deposit the amount calculated pursuant to clause (ii) above with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Servicer, the Mortgage Files pertaining to the Home Equity Loans being purchased.

      (b) The Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Home Equity Loans are to be released to the Servicer, appropriate documents assigning each such Home Equity Loan from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

      Section 8.09. Certain Matters Affecting the Indenture Trustee. For all purposes of this Servicing Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

      Section 8.10. Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Servicing Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Issuer, the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

      No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Home Equity Loans or under this Servicing Agreement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Servicing Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                                 ARTICLE IX.

                            EXCHANGE ACT REPORTING

      Section 9.01. Further Assurances. The Indenture Trustee, the Owner Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Issuer. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Indenture Trustee, the Owner Trustee and the Servicer shall provide the Depositor with
(a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Servicer, the Indenture Trustee and the Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

      Section 9.02. Form 10-D Filings. (a) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the [Indenture Trustee] shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The [Indenture Trustee] shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.

      (b) After preparing the Form 10-D, the [Indenture Trustee] shall forward electronically a draft copy of the Form 10-D to the Depositor for review, verification and execution by the Depositor. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, an officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the [Indenture Trustee]. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the [Indenture Trustee] will follow the procedures set forth in Section 9.05. The signing party at the Depositor can be contacted at the Depositor's address for notices set forth in Section 8.03, or such other address as to which the Depositor has provided prior written notice to the [Indenture Trustee]. The Depositor acknowledges that the performance by the [Indenture Trustee] of its duties under this Section 9.02 related to the timely preparation and filing of Form 10-D is contingent, in part, upon each Servicer and the Depositor and any other Person obligated to provide any Form 10-D Disclosure Items observing all applicable deadlines in the performance of their duties under this Section
9.02. The [Indenture Trustee] shall have no liability for any loss, expense, damage, or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the [Indenture Trustee]'s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the [Indenture

Trustee] or any Subcontractor utilized by the [Indenture Trustee]) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c) So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, no later than each Payment Date, each of the Indenture Trustee, the Owner Trustee and the Servicer shall notify (and the Servicer shall cause any Subservicer to notify) the Depositor of any Form 10-D Disclosure Item with respect to such Person, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, the Servicer shall provide such information which is available to the Servicer, without unreasonable effort or expense regarding the performance or servicing of the Home Equity Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the Statements to Securityholders pursuant to Section 4.01, commencing with the first such report due not less than [five] Business Days following such request.

      Section 9.03. Form 8-K Filings. So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, each of the Indenture Trustee, the Owner Trustee and the Servicer shall promptly notify the Depositor, but in no event later than [one (1)] Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause (d) of the definition of "Reportable Event") of which such Person (or in the case of the Owner Trustee and the Indenture Trustee, a Responsible Officer of such Person) has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

      Section 9.04. Form 10-K Filings. (a) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline"), commencing in March 20[__], the [Indenture Trustee] shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the [Indenture Trustee] within the applicable time frames set forth in this Agreement, (i) an annual compliance statement for each Servicer and each Subservicer engaged by any Servicer and the [Indenture Trustee], as described under Section 3.10, (ii)(A) the annual reports on assessment of compliance with servicing criteria for the [Indenture Trustee], the Servicers, each Subservicer engaged by any Servicer and each Servicing Function Participant utilized by the Servicer or the [Indenture Trustee], as described under Section 3.11, and (B) if any such report on assessment of compliance with servicing criteria described under Section 3.11 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or such report on assessment of compliance with servicing criteria described under Section 3.11 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the [Indenture Trustee], each Servicer, each Subservicer engaged by a Servicer and each Servicing Function Participant utilized by a Servicer or the [Indenture Trustee], as described under Section 3.11, and (B) if any registered public accounting firm attestation report described under Section 3.11 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a certification, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission (the "Sarbanes Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization.

      (b) After preparing the Form 10-K, the [Indenture Trustee] shall forward electronically a draft copy of the Form 10-K to the Depositor for review, verification and execution by the Depositor. No later than 5:00 p.m. EST on the [3rd] Business Day prior to the 10-K Filing Deadline, an officer of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the [Indenture Trustee]. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the [Indenture Trustee] will follow the procedures set forth in Section 9.05). The signing party at the Depositor can be contacted at the Depositor's address for notices set forth in Section 8.03, or such other address as to which the Depositor has provided prior written notice to the [Indenture Trustee]. The Depositor and each Servicer acknowledge that the performance by the [Indenture Trustee] of its duties under this Section 9.04 related to the timely preparation and filing of Form 10-K is contingent, in part, upon each Servicer (and any Subservicer or Servicing Function Participant engaged by a Servicer) and the Depositor and any other Person obligated to provide Form 10-K Disclosure Items, observing all applicable deadlines in the performance of their duties under this Section 9.04 and Section 3.10 and 3.11. The [Indenture Trustee] shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the [Indenture Trustee]'s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the [Indenture Trustee] or any Subcontractor utilized by the [Indenture Trustee]) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (c) So long as the Depositor is required to file Exchange Act Reports:
(i) if the Item 1119 Parties listed on Appendix D have changed since the Closing Date, no later than March 1 of each year, the Depositor shall provide each of the Indenture Trustee, the Owner Trustee and the Servicer with an updated Appendix D setting forth the Item 1119 Parties and (ii) no later than March [1] of each year, commencing in 20[__], the Indenture Trustee, the Owner Trustee and the Servicer shall notify the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure
Item in form and substance reasonably acceptable to the Depositor.

      Section 9.05. Form 15 Filings, Late Filings. Prior to January [_] of the first year in which the [Indenture Trustee] is able to do so under applicable law, the [Indenture Trustee] shall file a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor. At any time after the filing of a Form 15 Suspension Notification, if the number of Holders of the Notes of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the [Indenture Trustee] shall recommence preparing and filing reports on Form 10-K, 10-D and 8-K as required pursuant to this Section 9.05 and the parties hereto shall again have the obligations set forth in this Section.

      In the event that the [Indenture Trustee] is unable to timely file with the Commission all or any required portion of any 10-D or 10-K required to be filed pursuant to this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement, the [Indenture Trustee] will immediately notify the Depositor and the Servicers. The Depositor, Servicers and [Indenture Trustee] will thereupon cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the [Indenture Trustee] will, upon receipt of all disclosure information required to be included on Form 8-K, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, 10-D or 10-K is required will notify the Depositor, the [Indenture Trustee] and the Servicers and such parties will cooperate to prepare any necessary Form 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an officer of the Depositor. The Depositor and Servicers acknowledge that the performance by the [Indenture Trustee] of its duties under this Section 9.05 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Servicer and the Depositor observing all applicable deadlines (and the related grace periods thereto) in the performance of their duties under this Section 9.05 and Sections 3.10 and 3.11. The [Indenture Trustee] shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the [Indenture Trustee]'s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the [Indenture Trustee] or any Subcontractor utilized by the [Indenture Trustee]) needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      Section 9.06. Report on Assessment of Compliance and Attestation. [So long as the Depositor is required to file Exchange Act Reports, on or before March [1] of each calendar year, commencing in 20[__]:

      (a) The Indenture Trustee shall deliver to the Depositor and the Servicer a report of the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as set forth under Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions) and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Appendix E hereto delivered to the Depositor concurrently with the execution of this Agreement (provided that such certification may be revised after the date of this Agreement as agreed by the Depositor and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission). To the extent any of the Servicing Criteria are not applicable to the Indenture Trustee, with respect to asset-backed securities transactions taken as a whole involving the Indenture Trustee and that are backed by the same asset type backing the Notes, such report shall include such a statement to that effect. The Indenture Trustee acknowledges and agrees that the

Depositor and the Servicer with respect to its duties as the Certifying Person, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment and the attestation delivered pursuant to Section 9.06(b) below.

      (b) The Indenture Trustee shall deliver to the Depositor and the Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions), Rules 1-02(a)(3) and 2-02(g) of Regulation S-X (or any successor provisions) under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

      (c) In the event the Indenture Trustee is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to this Section 9.06 with respect to the period of time it was subject to this Agreement or provided services with respect to the Issuer or the Home Equity Loans.]

      Section 9.07. Back-up Sarbanes-Oxley Certification. No later than March [1] of each year, beginning in 20[__], the Indenture Trustee and the Servicer shall provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification") and the Servicer shall cause each Subservicer, in the form attached hereto as Appendix F (in the case of the Indenture Trustee or a Subservicer) and as Appendix G (in the case of the Servicer) on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Depositor will not request delivery of a certification under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer. So long as the Servicer is an Affiliate of the Depositor, the Servicer may, but is not required to deliver the Performance Certificate. In the event that prior to the filing date of the Form 10-K in March of each year, the Indenture Trustee or the Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Indenture Trustee or the Servicer shall promptly notify the Depositor. Each of the Indenture Trustee and the Servicer agrees to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Issuer.

      Section 9.08. Representations and Warranties. Each of the Indenture Trustee and the Owner Trustee represents that (i) there are no affiliations, relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

      Section 9.09. Indemnification.

      (a) Each of the Indenture Trustee and the Servicer shall indemnify the Depositor, each affiliate of the Depositor, the Servicer with respect to its duties as Certifying Person or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in (x) with respect to the Indenture Trustee, the servicing criteria assessment provided under this Article IX and (y) with respect to the Servicer, Section 3.10 and Section 3.11 of this Agreement by or on behalf of such Person (with respect to each such party, the "Provided Information"), or (B) the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related Provided Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

            (ii) with respect to the Indenture Trustee, any failure by the Indenture Trustee to deliver any servicing criteria assessment when and as required under this Article IX and with respect to the Servicer, any failure by the Servicer to deliver any information, report, certification, accountant's letter or other material when and as required under Section 3.10,
Section 3.11 or Article IX, as applicable.

      (b) In the case of any failure of performance described in clause (ii) of this Section, each of the Indenture Trustee and the Servicer shall promptly reimburse the Depositor for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indenture Trustee or the Servicer, as applicable.

      (c) Each of the Indenture Trustee and the Servicer shall require that any Subservicer agree to the provisions of paragraphs (a) and (b) of this
Section 9.09, or shall be responsible for all such indemnification, costs or expenses if the Subservicer will not agree to such provisions.

      (d) Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      Section 9.10. Amendments. In the event the parties to this Agreement desire to further clarify or amend any provision of this Article IX, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article IX pursuant to Section 9.01, provided such amendment will not require any Opinion of Counsel or satisfaction of the Rating Agency Condition or the consent of any Noteholder or Certificateholder.

      IN WITNESS WHEREOF, the Servicer, the Indenture Trustee, the Depositor and the Issuer [and to the extent set forth below, the Custodian] have caused this Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                    [__________],
                                          as Servicer


                                    By:
                                        -------------------------------------
                                    Title:   [___]



                                    [__________]


                                    By:   [______],   not  in  its  individual
                                          capacity but solely as Owner Trustee


                                    By:
                                        -------------------------------------
                                    Title:   [___]



                                    [__________],
                                          as Indenture Trustee


                                    By:
                                       --------------------------------------
                                    Title:   [___]

                                    MORGAN STANLEY ABS CAPITAL I INC.,
                                          as Depositor


                                    By:
                                        -------------------------------------
                                    Title:   [___]



                                    [with respect to Section 3.11 [and
                                    Article IX] only:



                                    [_________________], as Custodian



                                    By:
                                        -------------------------------------
                                    Title:   [___]]

                                   EXHIBIT A

                           HOME EQUITY LOAN SCHEDULE




                                 Exhibit A-1

                                   EXHIBIT B

                           LIMITED POWER OF ATTORNEY


[__________], (the "Principal"), in its capacity as indenture trustee under that certain Servicing Agreement relating to [__________],[__________], Series [___], dated as of [____], 20[__] (the "Agreement") by and among [__________] (Issuer), [__________] (Servicer), Morgan Stanley ABS Capital I Inc. and [__________] (Indenture Trustee).

hereby constitutes and appoints:

                                 [__________]

its true and lawful attorney-in-fact (the "Attorney-in-Fact"), acting by and through its officers and employees, with full authority and power to execute and deliver on behalf of Principal any and all of the following instruments to the extent consistent with the terms and conditions of the Agreement:

            (i) All documents with respect to any of the mortgages or deeds of trust securing the Home Equity Loans (as defined in the Agreement) serviced for Principal by said attorney-in-fact which are customarily and reasonably necessary and appropriate to the satisfaction, cancellation, or partial or full release of mortgages, deeds of trust or deeds to secure debt upon payment and discharge of all sums secured thereby;

            (ii) Instruments appointing one or more substitute trustees to act in place of the trustees named in Deeds of Trust;

            (iii) Affidavits of debt, notice of default, declaration of default, notices of foreclosure, and all such contracts, agreements, deeds, assignments and instruments as are appropriate to effect any sale, transfer or disposition of real property acquired through foreclosure or otherwise;

            (iv) All other comparable instruments.



                                 Exhibit B-1

This Limited Power of Attorney is effective as of the date below and shall remain in full force and effect until revoked in writing by the undersigned or termination of the Agreement, whichever is earlier.


Dated:  XXXXXXXXXX               [__________]
                                       As Indenture Trustee under the Agreement


                                       By: ___________________________________
                                           By:
                                           Its:
Attest:


________________________________
By:  ___________________________
Its:  Asst. Secretary



Unofficial Witnesses:


________________________________


________________________________



                                 Exhibit B-2

STATE OF
COUNTY OF                    ss:



      On the ____ day of __________, 20[__] before me, a Notary Public in and for said State, personally appeared ___________________, known to me to be ___________________ of [__________], and also known to me to be the person who executed this Power of Attorney on behalf of said bank, and acknowledged to me that such bank executed this Power of Attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my office seal the day and year written above.




                                          ___________________________________
                                          Notary Public
                                          My commission expires _____________




                                 Exhibit B-3

STATE OF                )
                        SS.
COUNTY OF               )


      On this __th day of [___], 20[__], before me the undersigned, Notary Public of said State, personally appeared _______________________________ personally known to me to be duly authorized officers of [__________] that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of [__________] therein named, and acknowledged to me such [__________] executed the within instrument pursuant to its by-laws.

                                          WITNESS my hand and official seal.



                                          Notary Public in and for the
                                          State of


After recording, please mail to:



Attn:



                                 Exhibit B-4

                                   EXHIBIT C

                          FORM OF REQUEST FOR RELEASE

To:   [________]
      [________]
      [________]
      Attn: [___]

      Re: Custodial Agreement dated as of ____, among _________________________________ and [__________], as Custodian

      In connection with the administration of the Home Equity Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Home Equity Loan described below, for the reason indicated.

Home Equity Loan Number
-----------------------

Mortgagor Name, Address & Zip Code
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------

_______  1. Mortgage Paid in Full

_______  2. Foreclosure

_______  3. Substitution

_______  4. Other Liquidation (Repurchases, etc.)

_______  5. Nonliquidation                    Reason:_________________________

Address to which Custodian should
Deliver the Custodian's Mortgage File: _______________________________________
                                       _______________________________________
                                       _______________________________________

                                          By:_________________________________
                                                  (authorized signer)
                                         Issuer:______________________________
                                         Address:_____________________________
                                                 _____________________________
                                         Date:________________________________
Custodian
---------

[__________]

Please acknowledge the execution of the above request your signature and date below:

______________________________________    _____________________
Signature                                 Date

Documents returned to Custodian:


Custodian   Date



                                 Exhibit C-1

                                  APPENDIX D

                               ITEM 1119 PARTIES





[_____________] Trust 20[__]-[_]
[___________________________]
[___________________________]



                                 Appendix D-1

                                  APPENDIX E

                MINIMUM SERVICING CRITERIA TO BE ADDRESSED IN
                      ASSESSMENT OF COMPLIANCE STATEMENT


            The assessment of compliance to be delivered by the [Indenture Trustee] [Servicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------------------------------------------
Reg AB Reference          Servicing Criteria                                        Applicable Servicing Criteria
--------------------------------------------------------------------------------------------------------------------
                          General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------
                          Policies and procedures are instituted to monitor
                          any performance or other triggers and events of
                          default in accordance with the transaction
1122(d)(1)(i)             agreements.
--------------------------------------------------------------------------------------------------------------------
                          If any material servicing activities are outsourced
                          to third parties, policies and procedures are
                          instituted to monitor the third party's performance
1122(d)(1)(ii)            and compliance with such servicing activities.
--------------------------------------------------------------------------------------------------------------------
                          Any requirements in the transaction
                          agreements to maintain a back-up
                          servicer for the Pool Assets are
1122(d)(1)(iii)           maintained.
--------------------------------------------------------------------------------------------------------------------
                          A fidelity bond and errors and omissions policy is
                          in effect on the party participating in the
                          servicing function throughout the reporting period
                          in the amount of coverage required by and otherwise
                          in accordance with the terms of the
1122(d)(1)(iv)            transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------
                          Payments on pool assets are deposited into the
                          appropriate custodial bank accounts and related bank
                          clearing accounts no more than two business days
                          following receipt, or such other number of days
11229d)(2)(i)             specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Disbursements made via wire transfer
                          on behalf of an obligor or to an
                          investor are made only by authorized
1122(d)(2)(ii)            personnel.
--------------------------------------------------------------------------------------------------------------------
                          Advances of funds or guarantees regarding
                          collections, cash flows or distributions, and any
                          interest or other fees charged for such advances,
                          are made, reviewed and approved as specified in the
                          transaction
1122(d)(2)(iii)           agreements.
--------------------------------------------------------------------------------------------------------------------
                          The related accounts for the transaction, such as
                          cash reserve accounts or accounts established as a
                          form of over collateralization, are separately
                          maintained (e.g., with respect to commingling of
1122(d)(2)(iv)            cash) as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Each custodial account is maintained at a federally
                          insured depository institution as set forth in the
                          transaction agreements. For purposes of this
                          criterion, "federally insured depository
                          institution" with respect to a foreign financial
                          institution means a foreign financial institution
                          that meets the requirements of Rule 13k-1(b)(1) of
11229d)(2)(v)             the Securities Exchange Act.
--------------------------------------------------------------------------------------------------------------------



                                 Appendix E-1

--------------------------------------------------------------------------------------------------------------------
Reg AB Reference          Servicing Criteria                                        Applicable Servicing Criteria
--------------------------------------------------------------------------------------------------------------------
                          Unissued checks are safeguarded so as
1122(d)(2)(vi)            to prevent unauthorized access.
--------------------------------------------------------------------------------------------------------------------
                          Reconciliations are prepared on a monthly basis for
                          all asset-backed securities related bank accounts,
                          including custodial accounts and related bank
                          clearing accounts. These reconciliations are (A)
                          mathematically accurate; (B) prepared within 30
                          calendar days after the bank statement cutoff date,
                          or such other number of days specified in the
                          transaction agreements; (C) reviewed and approved by
                          someone other than the person who prepared the
                          reconciliation; and (D) contain explanations for
                          reconciling items. These reconciling items are
                          resolved within 90 calendar days of their original
                          identification, or such other number of days
1122(d)(2)(vii)           specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------
                          Reports to investors, including those to be filed
                          with the Commission, are maintained in accordance
                          with the transaction agreements and applicable
                          Commission requirements. Specifically, such reports
                          (A) are prepared in accordance with timeframes and
                          other terms set forth in the transaction agreements;
                          (B) provide information calculated in accordance
                          with the terms specified in the transaction
                          agreements; (C) are filed with the Commission as
                          required by its rules and regulations; and (D) agree
                          with investors' or the trustee's records as to the
                          total unpaid principal balance and number of Pool
1122(d)(3)(i)             Assets serviced by the Servicer.
--------------------------------------------------------------------------------------------------------------------
                          Amounts due to investors are allocated and remitted
                          in accordance with timeframes, distribution priority
                          and other terms set forth in the transaction
1122(d)(3)(ii)            agreements.
--------------------------------------------------------------------------------------------------------------------
                          Disbursements made to an investor are posted within
                          two business days to the Servicer's investor
                          records, or such other number of days specified in
1122(d)(3)(iii)           the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Amounts remitted to investors per the investor
                          reports agree with cancelled checks, or other form
1122(d)(3)(iv)            of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------------------------------
                          Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------
                          Collateral or security on pool assets
                          is maintained as required by the
                          transaction agreements or related pool
1122(d)(4)(i)             asset documents.
--------------------------------------------------------------------------------------------------------------------
                          Pool assets  and related documents are
                          safeguarded as required by the
1122(d)(4)(ii)            transaction agreements
--------------------------------------------------------------------------------------------------------------------
                          Any additions, removals or substitutions to the
                          asset pool are made, reviewed and approved in
                          accordance with any conditions or requirements in
1122(d)(4)(iii)           the transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Payments on pool assets, including any payoffs, made
                          in accordance with the related pool asset documents
                          are posted to the Servicer's obligor records
                          maintained no more than two business days after
                          receipt, or such other number of days specified in
                          the transaction agreements, and allocated to
                          principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)            accordance with the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------



                                     Appendix E-2

--------------------------------------------------------------------------------------------------------------------
Reg AB Reference          Servicing Criteria                                        Applicable Servicing Criteria
--------------------------------------------------------------------------------------------------------------------
                          The Servicer's records regarding the pool assets
                          agree with the Servicer's records with respect to an
1122(d)(4)(v)             obligor's unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------
                          Changes with respect to the terms or status of an
                          obligor's pool assets (e.g., loan modifications or
                          re-agings) are made, reviewed and approved by
                          authorized personnel in accordance with the
                          transaction agreements and related pool asset
1122(d)(4)(vi)            documents.
--------------------------------------------------------------------------------------------------------------------
                          Loss mitigation or recovery actions (e.g.,
                          forbearance plans, modifications and deeds in lieu
                          of foreclosure, foreclosures and repossessions, as
                          applicable) are initiated, conducted and concluded
                          in accordance with the timeframes or other
                          requirements established by the transaction
1122(d)(4)(vii)           agreements.
--------------------------------------------------------------------------------------------------------------------
                          Records documenting collection efforts are
                          maintained during the period a pool asset is
                          delinquent in accordance with the transaction
                          agreements. Such records are maintained on at least
                          a monthly basis, or such other period specified in
                          the transaction agreements, and describe the
                          entity's activities in monitoring delinquent pool
                          assets including, for example, phone calls, letters
                          and payment rescheduling plans in cases where
                          delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)          unemployment).
--------------------------------------------------------------------------------------------------------------------
                          Adjustments to interest rates or rates of return for
                          pool assets with variable rates are computed based
1122(d)(4)(ix)            on the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------
                          Regarding any funds held in trust for an obligor
                          (such as escrow accounts): (A) such funds are
                          analyzed, in accordance with the obligor's pool
                          asset documents, on at least an annual basis, or
                          such other period specified in the transaction
                          agreements; (B) interest on such funds is paid, or
                          credited, to obligors in accordance with applicable
                          pool asset documents and state laws; and (C) such
                          funds are returned to the obligor within 30 calendar
                          days of full repayment of the related pool assets,
                          or such other number of days specified in the
1122(d)(4)(x)             transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Payments made on behalf of an obligor (such as tax
                          or insurance payments) are made on or before the
                          related penalty or expiration dates, as indicated on
                          the appropriate bills or notices for such payments,
                          provided that such support has been received by the
                          servicer at least 30 calendar days prior to these
                          dates, or such other number of days specified in the
1122(d)(4)(xi)            transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Any late payment penalties in connection with any
                          payment to be made on behalf of an obligor are paid
                          from the Servicer's funds and not charged to the
                          obligor, unless the late payment was due to the
1122(d)(4)(xii)           obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------
                          Disbursements made on behalf of an obligor are
1122(d)(4)(xiii)          posted within two business days to the obligor's
--------------------------------------------------------------------------------------------------------------------



                                 Appendix E-3

--------------------------------------------------------------------------------------------------------------------
Reg AB Reference          Servicing Criteria                                        Applicable Servicing Criteria
--------------------------------------------------------------------------------------------------------------------
                          records maintained by the servicer, or such other
                          number of days specified in the transaction
1122(d)(4)(xiii)          agreements.
--------------------------------------------------------------------------------------------------------------------
                          Delinquencies, charge-offs and
                          uncollectible accounts are recognized
                          and recorded in accordance with the
1122(d)(4)(xiv)           transaction agreements.
--------------------------------------------------------------------------------------------------------------------
                          Any external enhancement or other support,
                          identified in Item 1114(a)(1) through (3) or Item
                          1115 of Regulation AB, is maintained as set forth in
1122(d)(4)(xv)            the transaction agreements.
--------------------------------------------------------------------------------------------------------------------



                                    [__________________________________]


                                    By:________________________________
                                    Name:
                                    Title:


                                    Date: _________________________



                                 Appendix E-4

                                  APPENDIX F

                       FORM OF PERFORMANCE CERTIFICATION


                                 CERTIFICATION


      Re:


      The undersigned [Indenture Trustee] [Subservicer] hereby certifies to
the [        ] and its officers, directors and Affiliates (collectively, the
"Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Issuer to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:


      1. The [Indenture Trustee] [Subservicer] has reviewed the information and reports provided by it to the Depositor and the Servicer pursuant to the Servicing Agreement with respect to the servicing criteria assessment under
Section 9.06 of the Servicing Agreement (the "Information");


      2. Based on the [Indenture Trustee] [Subservicer]'s knowledge, the Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required in the Information and necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period covered by the 10-K report; and


      3. The servicing criteria assessment required to be provided by the [Indenture Trustee] [Subservicer] pursuant to the Agreement, has been provided to the Depositor and the Servicer. Any material instance of noncompliance with the applicable Servicing Criteria has been disclosed in such report.


      [4. Any assessment of compliance with servicing criteria required to be provided by any Subservicer of the Indenture Trustee have been provided by such Subservicer.]


      Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Servicing Agreement dated as of [_______________] among [________________________________________________________________].



                                 Appendix F-1

                                    [__________________________________________,
                                    not in its individual capacity but solely as Indenture Trustee] [SUBSERVICER]


                                    By:________________________________
                                     Name:
                                    Title:


                                    Date: _________________________



                                 Appendix F-2

                                  APPENDIX G

                       FORM OF PERFORMANCE CERTIFICATION

                                 CERTIFICATION

      Re:

      The undersigned Servicer hereby certifies to the [ ] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Issuer to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Home Equity Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Indenture Trustee pursuant to the Agreement (collectively, the "Servicer Servicing Information");

      2. Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

      3. Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Indenture Trustee;

      4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Servicing Agreement dated as of [____], 20[__], among [__________] (the "Servicer"), [__________] (the "Issuer"), Morgan
Stanley ABS Capital I Inc. (the "Depositor") and [__________] (the "Indenture Trustee"), and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and



                                 Appendix G-1

      5. The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer pursuant to the Agreement, have been provided to the Indenture Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Servicing Agreement dated as of dated as of [____], 20[__], among [__________] (the "Servicer"), [__________] (the "Issuer"),
Morgan Stanley ABS Capital I Inc. (the "Depositor") and [__________] (the "Indenture Trustee").

                                  [SERVICER]

                                    By:________________________________
                                     Name:
                                    Title:
Date: _________________________



                                 Appendix G-2